November 5, 2014 Ticker (NYSE: G) Genpact Q3 2014 Earnings Presentation Exhibit 99.2

PROCESS • ANALYTICS • TECHNOLOGY

Forward-Looking Statements
These materials also include measures defined by the SEC as non-GAAP financial measures. Genpact believes that these non-GAAP measures can provide useful supplemental information to investors regarding financial and business trends relating to its financial condition and results of operations when read in conjunction with the Company’s reported results.
Reconciliations of these non-GAAP measures from GAAP are available in this presentation and in our earnings release dated November 5, 2014.
Non-GAAP Financial Measures
These materials contain certain statements concerning our future growth prospects and forward-looking statements, as defined in the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on
Genpact’s current expectations and beliefs, as well as a number of assumptions concerning future events. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those in such forward-looking statements. These risks and uncertainties include but are not limited to a slowdown in the economies and sectors in which our clients operate, a slowdown in the BPO and IT Services sectors, the risks and uncertainties arising from our past and future acquisitions, our ability to manage growth, factors which may impact our cost advantage, wage increases, our ability to attract and retain skilled professionals, risks and uncertainties regarding fluctuations in our earnings, dependence on tax legislation, general economic conditions affecting our industry as well as other risks detailed in our reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including the
Company's Annual Report on Form 10-K. These filings are available at www.sec.gov or on the investor relations section of our website, www.genpact.com. Genpact may from time to time make additional written and oral forward-looking statements, including statements contained in our filings with the SEC. The Company undertakes no obligation to update any forward-
looking statements that may be made from time to time by or on behalf of the Company.

PROCESS • ANALYTICS • TECHNOLOGY

Q3 2014 – Solid Growth & Progress on Strategy Execution
Key events and accomplishments:
Continued momentum on large deals pipeline; signed another significant transformational engagement to transform and outsource a client’s F&A operations in Japan
Continued to add depth to our client-facing teams; ahead of our plans, we now expect to invest approximately 6.5% of our revenue in sales & marketing for the full year
Integration of our life sciences regulatory affairs acquisition on track; strategic capabilities in this growing area of client demand are translating into results
Launched technology system of engagement; combining advanced technologies with our deep domain and process expertise to drive business outcomes for clients
Stepped up the integration of automation tools and technologies, with our process excellence heritage; a key differentiator to further drive operational intelligence for clients
Made strong progress on the KYC solution with Markit; will continue to invest in this venture this year and in 2015

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Q3 2014 – Key Financial Highlights
Strong revenue growth. Margins reflect accelerated investments.
Q3 ‘14 versus Q3 ‘13 performance:
Total Revenue:  +10%
Revenue from Global Clients: +13%
GE Revenue: -0.4%
From a service line perspective, Finance & Accounting, Core Vertical Operations and
Consulting led growth
Notes:
1. Adjusted Income from Operations is a non-GAAP measure. Q3 ‘14 GAAP income from operations decreased 15.2% and GAAP Operating Margin was 12.4%.
Q3 2014  Adjusted Income from Operations margin at 15.0%
Global Client growth led by four of our target verticals, namely Life Sciences, CPG,
Insurance and Infrastructure, Manufacturing and Services

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Investments Driving Increased Pipeline Momentum
Healthy pipeline with good inflows of larger, complex deals
Momentum in our pipeline reflects focus on our chosen verticals, geographies and service lines
Bolstered our capabilities with increased investments in advanced technologies and automation as well as consulting services
Increased investments in client-facing teams, domain experts and advanced technology are driving  increased involvement in more strategic and transformative engagements
Solid progress on integrating new client-facing teams and improved productivity
Win rates improving

PROCESS • ANALYTICS • TECHNOLOGY

Multiple Large Deals won YTD
Closed a large deal and ramped up our new engagement in the CPG vertical, which we announced in the first quarter; building unique CPG core operations capabilities we can leverage across that industry
Won a large transformational deal in the second quarter to provide complex
F&A services to one of the world’s largest insurance companies
Won another large engagement in the second quarter to help a leading information services company transition from a portfolio of disparate businesses into an integrated enterprise, including shedding and further streamlining non-core processes
Partnered with Hitachi in the third quarter to transform and outsource their
F&A operations in Japan

PROCESS • ANALYTICS • TECHNOLOGY

Q3 Revenue Growth of 10%  Driven by Global Clients
Q3 2014 Global Clients
BPO revenues increased 16% and ITO revenues increased  4%
Q3 2014 GE
Growth in short-cycle IT and consulting projects partially offsetting expected declines in other parts of the business
Global
Clients
(1)
GE
(1)
BPO
ITO
9.9%
YoY
Growth%
12.9%
(0.4%)
9.9%
6.1%
11.2%
YoY
Growth%
Q3 ‘13 Q3 ‘14
Q3 ‘13
Q3 ‘14
($ in millions) ($ in millions)
$534.9
$588.1
$588.1
$534.9
(2)
(2)
(2)
(2)
401.7
446.8
133.2
141.3
417.1
470.8
117.7
117.3
Notes:
1. Data adjusted for dispositions by GE of businesses that Genpact continues to serve as Global Clients
2.
Including Pharmalink; excluding Pharmalink, total revenue growth is 8% and Global Clients growth is 10%

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Continue to Expand Client Relationships
Notes:
1. Relationship size = Clients representing annual revenues based on last four rolling quarters
77
25
12
88
30
15
0
10
20
30
40
50
60
70
80
90
100
> $5 MM > $15 MM >$25 MM
Q3 13 Q3 14
Relationship Size
(1)

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Accelerated investments in client–facing teams and capabilities
Q3‘13 Q3‘14 YoY
Revenue 534.9 588.1 9.9%
Cost of Revenue 329.3 354.5 7.6%
Gross Profit
205.6 233.6 13.6%
Gross Profit % of Revenue 38.4% 39.7% 130 bps
SG&A 117.0 153.1
30.9%
SG&A % of Revenue 21.9% 26.0%
410bps
Adjusted Income From Operations
(1)
95.0 88.5
-6.9%
Adjusted Income From Operations Margin 17.8% 15.0% -280 bps
($ millions)
Notes:
1. Adjusted Income from Operations is a non-GAAP measure. Income from Operations was $86.0 million in Q3 ‘13 and $72.9 million in Q3’14

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EPS Year-over-Year Bridge
Q3 ‘13 Q3 ‘14
Adjusted Net Income ($ millions) 77.3 57.1
Diluted Shares Outstanding (millions)
(2)
236 221
30
-5
FX Re-
measurement
Loss
Q3 ‘13
GAAP
EPS
21
(Cents per share)
Net
Adjustments
(1)
33
26
3
Net
Adjustments
(1)
Q3 ‘13
Adjusted
EPS
Q3 ‘14
Adjusted
EPS
Q3 ‘14
GAAP
EPS
-2
Lower Adjusted
Income from
Operations
-5
Increase       Decrease
Notes:
1. Adjustments primarily include amortization of intangibles relating to acquisitions and share-based compensation expenses.
2. Weighted average number of diluted shares outstanding
- The above bridge reflects only significant variance items year over year and is illustrative and subject to rounding.
- EPS = Diluted earnings per share

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Cash From Operations
Q3 2014 cash from operations down $40 MM
Cash from operations down 32% YoY, driven by foreign exchange re-measurement impacts, strong sequential growth and lower income from operations.
Q3 ‘13 Q3 ‘14
(32)%
Q3 ’13 Q2’14 Q3 ‘14
Days Sales Outstanding
Cash and Liquid Assets ($ millions)
(1)
Notes:
1) Cash and Liquid Assets = Cash and cash equivalents and short-term deposits
(23%)
YTD ‘13 YTD ‘14
YoY
Change%
YoY
Change%
($ in millions) ($ in millions)
126
86
233
179
80 84 82
499 377 424

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FY 2014
Revenues ($B)
2.24 - 2.28
Adjusted Income from Operations - Margin
15.0% - 15.5%
Other Metrics
Cash Flow From Operations
Decline ~15 - 20% YoY
Effective Tax Rate
24% - 26%
Capital Expenditure (% of revenue)
2.5% - 3.0%
Full Year 2014 Outlook

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Annexure 1: Reconciliation of Adjusted Income from
Operations
(USD, In Thousands)
Three months ended
September 30,
2013 2014
Income from operations per GAAP $ 85,957 $ 72,867
Add: Amortization of acquired intangible assets resulting from acquisitions and Formation Accounting
4,568 6,386
Add: Stock-based compensation 5,312 8,274
Add: Other income 184 950
Add/Less: Provision (created) reversed for loss on Divestitures
141 -
Add: Gain on Equity-method investment activity, net 32 33
Less: Net income attributable to noncontrolling interest (1,169) (13)
Adjusted income from operations $ 95,025  $ 88,497

PROCESS • ANALYTICS • TECHNOLOGY

Annexure 2: Reconciliation of Adjusted Net Income
(USD, In Thousands, except per share data)
Three months ended
September 30,
2013 2014
Net income per GAAP $ 70,262 $ 46,653
Add: Amortization of acquired intangible assets resulting from acquisitions and Formation Accounting
4,568 6,386
Add: Stock-based compensation 5,312 8,274
Less: Tax impact on amortization of acquired intangibles resulting from Formation Accounting and acquisitions
(1,433) (2,050)
Less: Tax Impact on stock-based compensation (1,458) (2,150)
Adjusted net income $ 77,251 $ 57,113
Adjusted diluted earnings per share $ 0.33 $ 0.26

Thank you